Concentrations, Risks, and Uncertainties	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentrations, Risks, and Uncertainties
25. Concentrations, Risks, and Uncertainties
The Company maintains all cash and cash equivalents with one financial institution. Financial instruments that potentially subject the Company to concentrations of credit risk are primarily accounts receivable and cash deposits.
For the years ended December 31, 2021 and 2020, revenue from customers representing 10% or more of the consolidated revenue from continuing operations was $15.4 million and $15.6 million, respectively. Accounts receivable related to these customers as of December 31, 2021 and 2020 was $1.3 million and $2.0 million, respectively. Revenue from the U.S. federal government and agencies was $29.4 million and $17.1 million for the years ended December 31, 2021 and 2020, respectively. Accounts receivable related to U.S. federal government and agencies was $2.6 million and $1.3 million as of December 31, 2021 and 2020, respectively.
The Company generally extends credit on account, without collateral. Outstanding accounts receivable balances are evaluated by management, and accounts are reserved when it is determined collection is not probable. As of December 31, 2021 and 2020, the Company evaluated the realizability of the aged accounts receivable, giving consideration to each customer’s financial history and liquidity position, credit rating and the facts and circumstances of collectability on each outstanding account, and concluded that no reserve for uncollectible account was required.